UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):September 25, 2006

MGN Technologies, Inc.
(Exact name of registrant as specified in it’s charter)

British Columbia	00-50919	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601– 700 West Pender Street Vancouver, British Columbia V6C 1G8
(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 602-9596

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.	Other Events

On September 25, 2006, MGN Technologies, Inc. (the "Company") signed a letter of intent with iGaming Networks.com relating to licensing a mobile platform for iGaming’s casino websites. The companies are working toward executing a definitive agreement on or before the end of the fourth quarter of 2006. Attached as Exhibit 99.1 is a copy of the news release disseminated by the Company relating to the signing of the letter of intent.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits.

Exhibit Description

99.1	Press Release dated September 25, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGN TECHNOLOGIES INC.

/s/ Mark Jensen
Mark Jensen, President and CEO
Dated: September 28, 2006